UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2021
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road Boston Heights, Ohio 44236
(Address of principal executive offices and zip code)
(440) 439-7700
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 - Entry into a Material Definitive Agreement
Bank of America Revolving Credit Agreement

On November 8, 2021, Arhaus, Inc. (the “Company”) entered into a revolving credit facility with Bank of America, N.A., as Administrative Agent, the L/C issuer and the Swingline Lender, and the lenders party thereto (the “BofA Revolving Credit Agreement”). The BofA Revolving Credit Agreement provides for, among other things, (1) a revolving credit facility, in an aggregate amount not to exceed at any time outstanding the amount of such lender’s commitment, (2) a letter of credit commitment, in an amount equal to the lesser of (a) $10 million, and (b) the amount of the revolving credit facility as of such date, and (3) a swingline loan, in an amount equal to the lesser of (a) $5 million, and (b) the amount of the revolving credit facility as of such date. The aggregate amount of all commitments of all lenders under the BofA Revolving Credit Agreement is $50 million, which may be increased pursuant to the terms of the BofA Revolving Credit Agreement.

The BofA Revolving Credit Agreement contains restrictive covenants that limit the ability of the Company and its subsidiaries to, among other things, create certain liens, incur certain additional indebtedness, make certain investments, merge, dissolve, liquidate or consolidate all or substantially all of its assets, make certain dispositions or restricted payments, enter into certain transactions with affiliates or make certain amendments to its organizational documents. These covenants are subject to a number of exceptions and qualifications as set forth in the BofA Revolving Credit Agreement.

The BofA Revolving Credit Agreement contains customary events of default, including, without limitation, failure to make required payments, failure to comply with certain terms, covenants or agreements, any representation is deemed to be materially incorrect or materially misleading, certain events of bankruptcy and insolvency, and failure to pay certain judgements.

The foregoing description of the BofA Revolving Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the BofA Revolving Credit Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 1.02 - Termination of a Material Definitive Agreement

Wingspire Revolving Credit Agreement

As of November 4, 2021, all commitments were terminated and obligations were satisfied in full under the revolving credit facility entered into, on June 25, 2020, by Arhaus, LLC, a wholly owned subsidiary of the Company, and Wingspire Capital LLC, as administrative agent, and the lenders party thereto (as amended, the “Wingspire Revolving Credit Agreement”), by Arhaus, LLC’s payment of the payoff amount of $608,750.

A copy of the Wingspire Revolving Credit Agreement was included as Exhibit 10.9 to the Registration Statement on Form S-1 (File No. 333-260015), as amended, (the “Registration Statement”) and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject and qualified in its entirety by reference to the Wingspire Revolving Credit Agreement.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in the Company’s Registration Statement, with respect to the closing of the Company’s initial public offering, Bill Beargie, Rick Doody, Andrea Hyde, John Kyees, Gary Lewis and John M. Roth were appointed to the Company’s Board of Directors (the “Board”) on November 8, 2021. Ms. Hyde and Messrs. Beargie, Doody, Kyees, Lewis and Roth are independent directors as defined under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the Nasdaq Global Select Market. Effective as of November 8, 2021, each director has assumed his or her board committee appointments as described in the Registration Statement.

Additional information regarding, among other things, each of Ms. Hyde and Messrs. Beargie, Doody, Kyees, Lewis and Roth’s background is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 5, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which became effective November 8, 2021, prior to the closing of the Company’s initial public offering of shares of the Company’s Class A common stock. The Company’s amended and restated bylaws (the “Bylaws”) also became effective November 8, 2021 prior to the closing of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Registration Statement.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Arhaus, Inc.
3.2	Amended and Restated Bylaws of Arhaus, Inc.
10.1†
Credit Agreement, dated November 8, 2021, among Arhaus, Inc., certain subsidiaries of Arhaus, Inc., as the Guarantors, Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender, and the lenders party thereto.

†
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of November, 2021.

ARHAUS, INC.

By:	/s/ Dawn Phillipson
Name:	Dawn Phillipson
Title:	Chief Financial Officer